Exhibit 1.1
"F"

FORM No. 2

BERMUDA

THE COMPANIES ACT 1981

MEMORANDUM OF ASSOCIATION OF COMPANY LIMITED BY SHARES

Section 7(1) and (2)

MEMORANDUM OF ASSOCIATION

OF

BW Pacific Limited

(hereinafter referred to as "the Company")

1. The liability of the members of the Company is limited to the amount (if any) for the time being unpaid on the shares respectively held by them.

2. We, the undersigned, namely,

Name and Address	Bermudian Status (Yes or No)	Nationality	Number of Shares Subscribed
Ernest Morrison **Cumberland House, 9th Floor** **1 Victoria Street** **Hamilton HM 11** **Bermuda**	**Yes**	**British**	**1**
Janice Gutteridge **Cumberland House, 9th Floor** **1 Victoria Street** **Hamilton HM 11** **Bermuda**	**Yes**	**British**	**1**

do hereby respectively agree to take such number of shares of the Company as may be allotted to us respectively by the provisional directors of the Company, not exceeding the number of shares for which we have respectively subscribed, and to satisfy such calls as may be made by the directors, provisional directors or promoters of the Company in respect of the shares allotted to us respectively.

3. The Company is to be an **exempted/** Company as defined by the Companies Act, 1981.

4. The Company, with the consent of the Minister of Finance, has power to hold land situate in Bermuda not exceeding ___ in all, including the following parcels:-

   N/A

5. The authorised share capital of the Company is **US$10,000.00** divided into **10,000 shares of US$1.00** each.

6. Subject to any provision of law, including a provision in the Companies Act, 1981 (as amended) or any other Act, and any provision of this memorandum, the objects for which the Company is formed and incorporated are unrestricted.

7. The Company shall have the capacity, rights, powers and privileges of a natural person and the additional powers set out below:

   (a) the power, pursuant to Section 42 of the Companies Act, 1981, to issue preference shares which are liable to be redeemed at the option of the holder;

   (b) the power, pursuant to Section 42A of the Companies Act, 1981, to purchase its own shares; and

   (c) the power, pursuant to Section 42B of the Companies Act, 1981, to acquire its own shares, to be held as treasury shares, for cash or any other consideration.

[next page is signature page]

Signed by each subscriber in the presence of at least one witness attesting the signature thereof:-

E. Mor

....

Ernest Morrison

Janice Gutteridge

....

Janice Gutteridge

Janice Gutteridge

....

....

(Witnesses)

Subscribed this 29th day of April 2014

"G"

FORM NO. 7a

Registration No. 49023

BERMUDA

CERTIFICATE OF DEPOSIT OF MEMORANDUM OF INCREASE OF SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of

BW Pacific Limited

was delivered to the Registrar of Companies on the **8th** day of **July 2014** in accordance with section 45(3) of ***the Companies Act 1981*** ("the Act").

Given under my hand and Seal of the REGISTRAR OF COMPANIES this **6th** day of **August 2014**

For **Registrar of Companies**

Capital prior to increase:	US$ 10,000.00
Amount of increase:	US$ 499,990,000.00
Present Capital:	US$ 500,000,000.00

"H"

FORM NO. 7a **Registration No. 49023**

BERMUDA

CERTIFICATE OF DEPOSIT OF MEMORANDUM OF INCREASE OF SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of

BW Pacific Limited

was delivered to the Registrar of Companies on the **24th** day of **March 2015** in accordance with section 45(3) of ***the Companies Act 1981*** ("the Act").

Given under my hand and Seal of the REGISTRAR OF COMPANIES this **26th** day of **March 2015**

Jeremie M Hayward
For **Registrar of Companies**

Capital prior to increase:	US$ 500,000,000.00
Amount of increase:	US$ 200,000,000.00
Present Capital:	US$ 700,000,000.00

FORM NO. 8a

"I"

Registration No. 49023

QUO FATA FERUNT

BERMUDA

CERTIFICATE OF DEPOSIT OF MEMORANDUM OF REDUCTION OF SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Reduction of Share Capital of

BW Pacific Limited

was delivered to the Registrar of Companies on the **12th** day of **October 2015** in accordance with section 46 of ***the Companies Act 1981*** ("the Act").

Given under my hand and Seal of the REGISTRAR OF COMPANIES this **21st** day of **October 2015**

Jeremie M. Hayward
for **Registrar of Companies**

Capital prior to reduction:	US$	700,000,000.00
Amount of reduction:	US$	698,600,000.00
Present Capital:	US$	1,400,000.00

"J"

FORM NO. 7a **Registration No. 49023**

BERMUDA

CERTIFICATE OF DEPOSIT OF MEMORANDUM OF INCREASE OF SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of

BW Pacific Limited

was delivered to the Registrar of Companies on the **12th** day of **October 2015** in accordance with section 45(3) of ***the Companies Act 1981*** ("the Act").

Given under my hand and Seal of the REGISTRAR OF COMPANIES this **21st** day of **October 2015**

Jeremie M. Hayward
for **Registrar of Companies**

Capital prior to increase:	US$	1,400,000
Amount of increase:	US$	400,000
Present Capital:	US$	1,800,000

"K"

FORM NO. 7a **Registration No. 49023**

BERMUDA

CERTIFICATE OF DEPOSIT OF MEMORANDUM OF INCREASE OF SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of

BW Tankers Limited

was delivered to the Registrar of Companies on the **13th** day of **December 2018** in accordance with section 45(3) of ***the Companies Act 1981*** ("the Act").

Given under my hand and Seal of the REGISTRAR OF COMPANIES this 3rd day of **January 2019**

Jeremie M Hayward
for **Acting Registrar of Companies**

Capital prior to increase:	US$ 1,800,000.00
Amount of increase:	US$ 1,200,000.00
Present Capital:	US$ 3,000,000.00

"L"

FORM NO. 7a

Registration No. 49023

BERMUDA

CERTIFICATE OF DEPOSIT OF MEMORANDUM OF INCREASE OF SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of

BW Tankers Limited

was delivered to the Registrar of Companies on the **28th** day of **December 2018** in accordance with section 45(3) of ***the Companies Act 1981*** ("the Act").

Given under my hand and Seal of the REGISTRAR OF COMPANIES this 3rd day of **January 2019**

Jeremie M Hayward
for **Acting Registrar of Companies**

Capital prior to increase:	US$	3,000,000.00
Amount of increase:	US$	1,000,000.00
Present Capital:	US$	4,000,000.00

"M"

FORM NO. 7a **Registration No. 49023**

BERMUDA

CERTIFICATE OF DEPOSIT OF MEMORANDUM OF INCREASE OF SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital
of

Hafnia Limited

was delivered to the Registrar of Companies on the **31st** day of **October 2019** in accordance with section 45(3) of ***the Companies Act 1981*** ("the Act").

Given under my hand and Seal of the REGISTRAR OF COMPANIES this **31st** day of **October 2019**

Lindsay K Gaugain
for **Registrar of Companies**

Capital prior to increase:	US$ 4,000,000.00
Amount of increase:	US$ 2,000,000.00
Present Capital:	US$ 6,000,000.00

Registration No. 49023

"N"

GOVERNMENT OF BERMUDA

Registrar of Companies

The Companies Act 1981

CERTIFICATE OF DEPOSIT OF MEMORANDUM OF INCREASE OF SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of

Hafnia Limited

was delivered to the Registrar of Companies on the **25th day of August 2022** in accordance with section 45(3) of ***the Companies Act 1981*** (the "Act").

Kenneth Joaquin

Registrar of Companies

26th day of August 2022

REGISTRAR OF COMPANIES

BERMUDA

QUO FATA FERUNT